Premises And Equipment	12 Months Ended
Dec. 31, 2011
Premises And Equipment [Abstract]
Premises And Equipment

7. Premises and Equipment

The major categories of premises and equipment and accumulated depreciation are summarized as follows:

December 31 (In thousands)	2011	2010
Land	$18,151	$23,827
Buildings	69,690	78,185
Equipment, furniture and fixtures	59,037	61,086
Leasehold improvements	4,283	6,031
Total	$151,161	$169,129
Less accumulated depreciation	(97,420)	(99,562)
Premises and Equipment, Net	$53,741	$69,567

Depreciation expense amounted to $7.6 million, $7.1 million and $7.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Corporation leases certain premises and equipment accounted for as operating leases. The following is a schedule of the future minimum rental payments required for the next five years under such leases with initial terms in excess of one year:

(In thousands)
2012	$1,448
2013	1,104
2014	910
2015	714
2016	457
Thereafter	961
Total	$5,594

Included in the operating lease schedule above is $101,000 of future rental payments associated with Vision operating leases covering future rental payments through February 29, 2012. Operating lease payments subsequent to February 29, 2012 have not been considered as the branch offices of Vision are to be acquired by Centennial in the first quarter of 2012.

Rent expense for Park was $2.4 million, $2.6 million and $2.8 million, for the years ended December 31, 2011, 2010 and 2009, respectively. Rent expense for Vision Bank was $687,000, $732,000 and $775,000 for the years ended December 31, 2011, 2010 and 2009, respectively.